UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 5, 2005

Avanir Pharmaceuticals
__________________________________________
(Exact name of registrant as specified in its charter)

California	001-15803	33-0314804
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

11388 Sorrento Valley Road, San Diego, California		92121
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	858-622-5200

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01. Entry into a Material Definitive Agreement.

On April 5, 2005, Avanir Pharmaceuticals (the "Company") entered into a placement agency agreement with CIBC World Markets Corp. and Leerink Swann & Co. (the "Placement Agency Agreement") relating to the sale of up to 7,770,000 shares of Class A common stock at a price of $2.20 per share (the "Offering"). The shares are being offered pursuant to the Company’s registration statement on Form S-3 (File No. 333-114389), filed with the Securities and Exchange Commission (the "Commission") on April 9, 2004, and a related registration statement on Form S-3 filed with the Commission pursuant to Rule 462(b) of the General Rules and Regulations under the Securities Act of 1933, as amended, on April 5, 2005. The Offering is expected to close on or about April 8, 2005, subject to the closing conditions set forth in the Placement Agency Agreement. Assuming that the maximum number of shares are sold in the Offering, the Company will raise aggregate proceeds of approximately $17.1 million, resulting in net offering proceeds of approximately $15.8 million after deducting offering expenses and commissions.

The Company will enter into a purchase agreement, substantially in the form attached as Exhibit A to the Placement Agency Agreement, directly with each investor in connection with the Offering, and will only sell shares of its Class A common stock in the Offering to investors who have entered into such a purchase agreement. A copy of the Placement Agency Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01. Other Events.

On April 6, 2005, the Company issued the press release attached hereto as Exhibit 99.1 and incorporated herein by reference announcing the Company’s entry into the Placement Agency Agreement and the commencement of the Offering.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits
Exhibit No. Description
10.1 Placement Agency Agreement, dated April 5, 2005, between Avanir Pharmaceuticals and CIBC World Markets Corp.
99.1 Press release, dated April 6, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Avanir Pharmaceuticals

April 6, 2005	By:	Gregory P. Hanson, CMA

Name: Gregory P. Hanson, CMA
Title: VP Finance & CFO

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Exhibit Index

Exhibit No.	Description

10.1	Placement Agency Agreement, dated April 5, 2005, between Avanir Pharmaceuticals and CIBC World Markets Corp.
99.1	Press Release, dated April 6, 2005